UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 6, 2026
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Lee Enterprises, Incorporated (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) on April 6, 2026.

On April 6, 2026, Broadridge Investor Communication Solutions, Inc., the independent inspector of election for the Annual Meeting (the “Inspector of Election”), issued its final report certifying the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each share of our common stock, par value $0.01 per share (“Common Stock”) outstanding on March 2, 2026, the record date for the Annual Meeting (the “Record Date”), had one vote on each proposal. On the Record Date, there were 22,229,939 shares of Common Stock outstanding. Present at the Annual Meeting were holders of 19,715,634 shares of Common Stock, all represented by proxy, or 88.68% of the outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

The stockholders voted to elect Ronald J. Kruszewski and Madeline E. McIntosh as directors to serve for a three-year term expiring at the Company’s 2029 annual meeting of stockholders. Votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Ronald J. Kruszewski	18,355,607	487,169	519	872,339
Madeline E. McIntosh	18,802,948	39,918	429	872,339

The stockholders approved, by non-binding vote, the compensation of the named executive officers as disclosed in the Company’s 2026 proxy statement, and votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
18,798,111	33,165	12,019	872,339

The stockholders approved the Second Amendment to the 2020 Long-Term Incentive Plan as disclosed in the Company's 2026 proxy statement. Votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
17,921,101	919,991	2,203	872,339

The stockholders voted to ratify the appointment of BDO USA, P.C. to serve as the Company's independent registered public accounting firm for the fiscal year ending September 27, 2026.

	For	Against	Abstain	Broker Non-Votes
Ratify Appointment of BDO USA, P.C.	19,703,454	9,368	2,812	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	April 7, 2026	By:	/s/ Joshua P. Rinehults
Joshua P. Rinehults
Vice President, Interim Chief Financial Officer and Treasurer